SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 22, 2004

OMNOVA SOLUTIONS INC.

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-15147	34-1897652
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Ghent Road Fairlawn, Ohio	44333-3300
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 869-4200

Not Applicable

(Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
99	Press Release, dated June 22, 2004, issued by OMNOVA Solutions Inc.

Item 9. Regulation FD Disclosure (Information Provided Under Item 12).

Information required by Item 12 is being provided under this Item 9 pursuant to interim filing guidance issued by the SEC in Release No. 33-8216.

On June 22, 2004, OMNOVA Solutions Inc. issued a press release announcing its financial results for its fiscal quarter ended May 31, 2004. A copy of this press release is attached hereto as Exhibit 99.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNOVA SOLUTIONS INC.

By:	/S/ KRISTINE C. SYRVALIN
Name:	Kristine C. Syrvalin
Title:	Secretary

Date: June 22, 2004

EXHIBIT INDEX

Exhibit Number	Description
99	Press release, dated June 22, 2004, issued by OMNOVA Solutions Inc.